SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


            March 10, 2004                                       0-21537
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Date of Report (Date of earliest event reported)         Commission File Number


                            PACIFIC BIOMETRICS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                   Delaware                                        93-1211114
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(State or other jurisdiction of incorporation or organization)   (IRS Employer
                                                                  Identification
                                                                  Number)


      220 West Harrison Street, Seattle, Washington                  98119
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        (Address of Principal Executive Offices)                  (Zip Code)


                                 (206) 298-0068
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              (Registrant's telephone number, including area code)





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Item 5.  Other Events and Regulation FD Disclosure.

On February 15, 2004, Pacific Biometrics, Inc. announced that it had closed its private placement and received gross proceeds of $1,903,000 through the sale of 3,806,000 shares of unregistered common stock. Subsequently, on March 10, 2004, the Company accepted subscriptions from three additional investors in the private placement for additional proceeds of $20,000 from the sale of 40,000 additional shares.

The private placement is now closed and the Company received total gross proceeds of $1,923,000 through the sale of 3,846,000 shares of common stock.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: March 19, 2004
                                     PACIFIC BIOMETRICS, INC.



                                     By: /s/ Ronald R. Helm
                                         ---------------------------------
                                         Ronald R. Helm, Chief Executive Officer